                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                           (X)
Filed by a Party other than the Registrant        ( )

Check the appropriate box:

( )   Preliminary Proxy Statement
( )   Confidential, for Use of the Commission Only (as
      permitted by Rule 14a-6(e)(2))
(X)   Definitive Proxy Statement
( )   Definitive Additional Materials
( )   Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                         ISLAND CRITICAL CARE CORP.
                (Name of Registrant as Specified in its Charter)

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
(X)  No fee required
( )  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

2)   Aggregate number of securities to which transaction applies:

3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)   Proposed maximum aggregate value of transaction:

5)   Total fee paid:

( )  Fee paid previously with preliminary materials.

( )  Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:
2)    Form, Schedule or Registration Statement No.:
3)    Filing Party:
4)    Date Filed:

                           ISLAND CRITICAL CARE CORP.
                                 9 Myrtle Street
                         Stratford, Prince Edward Island
                                     Canada
                                     C1B 1P4

                                                           July 9, 2001

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Island
Critical Care Corp., which will be held on August 3, 2001 at 10:00 a.m.,
Atlantic Standard Time at 9 Myrtle Street, Stratford, Prince Edward Island,
Canada, C1B 1P4.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting of Shareholders and Proxy Statement.

Whether or not you attend the annual meeting it is important that your shares be represented and voted at the meeting. Therefore, I urge you to sign, date, and promptly return the enclosed proxy in the enclosed envelope. If you decide to attend the annual meeting and vote in person, you will of course have that opportunity.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of the Company.

                                      Sincerely,

                                       /s/ Kenneth R. Legere

                                           Kenneth R. Legere
                                           President

                           ISLAND CRITICAL CARE CORP.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 August 3, 2001

To the Shareholders:

Notice is Hereby Given that the Annual Meeting of the holders of shares of
Common Stock of Island Critical Care Corp. (the "Common Stock") will be held at
9 Myrtle Street, Stratford, Prince Edward Island, Canada, C1B 1P4 on August 3,
2001 at 10:00 a.m., Atlantic Standard Time, for the following purposes:

1. To elect directors.

2. To approve the March 31, 2001 annual financial statements as reported on by
Rotenberg & Company, LLP.

3. To re-appoint Rotenberg & Company, LLP as the company's auditors.

4. To transact such other business as may properly come before the meeting.

Only shareholders of record at the close of business on June 25, 2001 are entitled to notice of, and to vote at, this meeting.

                           BY ORDER OF THE BOARD OF DIRECTORS

                           /s/ Sean P. Flanigan

                               Sean P. Flanigan, Secretary

July 10, 2001
                                    IMPORTANT

Whether or not you expect to attend in person, we urge you to sign, date, and return the enclosed Proxy at your earliest convenience. This will ensure the presence of a quorum at the meeting. PROMPTLY SIGNING, DATING, AND RETURNING THE
PROXY WILL SAVE THE COMPANY THE EXPENSE AND EXTRA WORK OF ADDITIONAL
SOLICITATION.  An addressed envelope is enclosed for that purpose. Sending in your Proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your Proxy is revocable at your option.

                           ISLAND CRITICAL CARE CORP.
                                 9 Myrtle Street
                         Stratford, Prince Edward Island
                                     Canada
                                     C1B 1P4

                                                       July 10, 2001

                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF SHAREHOLDERS
                          TO BE HELD DECEMBER 10, 1999

This Proxy Statement, which was first mailed to shareholders on or about June
25, 2001, is furnished in connection with the solicitation of proxies by the
Board of Directors of Island Critical Care Corp. (the "Company"), to be voted at the annual meeting of the shareholders of the Company (the "Annual Meeting"), which will be held at 10:00 a.m. on August 3, 2001, at 9 Myrtle Street,
Stratford, Prince Edward Island, Canada, C1B 1P4 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

Shareholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby, by delivering a signed statement to the Secretary of the Company at or prior to the annual meeting or by executing another proxy dated as of a later date. The cost of solicitation of proxies is to be borne by the Company.

Shareholders of record at the close of business on June 25, 2001 will be entitled to vote at the meeting on the basis of one vote for each share held. On
June 25, 2001, there were 18,101,000 shares of common stock outstanding, held of record by 780 shareholders.

The deadline for submittals of shareholder proposals for the next regularly scheduled annual meeting will be not less than 120 days prior to the release date of the proxy materials as received at the Company's principal offices by that date.  A shareholder proposal submitted outside the processes of SEC
Regulation Section 240.14a-8 will be considered untimely if received at the principal offices of the Company on or after 45 days prior to the Company's release of its proxy statement to shareholders.

NO PERSONS HAVE BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT IN CONNECTION
WITH THE SOLICITATION OF PROXIES MADE HEREBY, AND, IF GIVEN OR MADE, SUCH
INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED
BY THE COMPANY OR ANY OTHER PERSON.

                                     MEETING

PLACE, DATE AND TIME

The Annual Meeting will be held at 9 Myrtle Street, Stratford, Prince Edward
Island, Canada, C1B 1P4 on August 3, 2001 at 10:00 a.m. Atlantic Standard Time.

RECORD DATE; SOLICITATION OF PROXIES

The Board of Directors of the Company (the "Board") has fixed the close of business on June 25, 2001 as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.  At the
Record Date, there were 18,101,000 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting held by approximately 780 holders of record. Holders of Common Stock are entitled to one vote at the Annual Meeting for each share of Common Stock held of record at the Record Date.

In addition to the solicitation of proxies by use of the mails, proxies may also be solicited by the Company and its directors, officers and employees, who will receive no additional compensation therefor) by telephone, telegram, facsimile transmission or other electronic communication, and/or by personal interview.
The Company will reimburse banks, brokerage houses, custodians and other fiduciaries who hold shares of Common Stock in their name or custody, or in the name of nominees for others, for their out-of-pocket expenses incurred in forwarding copies of the proxy materials to those persons for whom they hold such shares.  The Company will bear the costs of the Annual Meeting and of soliciting proxies therefor, including the cost of printing and mailing this
Proxy Statement and related materials.

Any questions or requests for assistance regarding the Company's proxies and related materials may be directed in writing to Sean P. Flanigan at 9 Myrtle
Street, Stratford, Prince Edward Island, Canada C1B 1P4.

PURPOSE OF THE ANNUAL MEETING

At the Annual Meeting, holders of Common Stock of the Company will be asked to elect directors, approve the March 31, 2001 annual financial statements, re-appoint the Company's auditors, Rotenberg & Company, LLP, and conduct any other business that may properly come before the meeting.

VOTE REQUIRED

Thirty three percent (33%) of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date, represented in person or by proxy, is required for a quorum at the Annual Meeting. The nominees receiving the four highest number of votes will be elected to the board of directors.  Abstentions may be specified and will be counted as present for the purpose of determining the existence of a quorum.

Shares of Common Stock that are represented by properly executed proxies, unless such proxies shall have previously been properly revoked (as provided herein), will be voted in accordance with the instructions indicated in such proxies.  If no contrary instructions are indicated, such shares will be voted FOR the nominees for the Board named herein, and FOR the approval of the March 31, 2001 audited financial statements, and FOR the re-appointment of Rotenberg & Company,
LLP as the company's auditors, and in the discretion of the persons named in the proxy as proxy appointees, as to any other matter that may properly come before the Annual Meeting (of which the Company is not presently aware).  Shares represented by proxies that have voted against the propositions presented at the meeting cannot be used to postpone or adjourn the meeting in order to solicit more votes for the proposition.

Under the rules of the NASD, although brokers who hold shares in a street name have the authority to vote on certain items when they have not received instructions from the beneficial owners, brokers will not be entitled to vote,
Brokers who do not receive instructions but who are present, in person or by proxy, at the Annual Meeting will be counted as present for quorum purposes.

It is not expected that any matters other than those referred to in this Proxy
Statement will be brought before the Annual Meeting.  If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

Any shareholder may revoke his, her or its proxy (other than an irrevocable proxy coupled with an interest) at any time before it is voted, by: (1) filing with the Corporate Secretary of the Company an instrument revoking the proxy;
(2) returning a duly executed proxy bearing a later date; or (3) attending the
Annual Meeting and voting in person.  Attendance at the Annual Meeting will not by itself constitute revocation of a proxy.  There are no dissenters' rights or remedies for shareholders who do not agree with the outcome of the vote on the issues to be brought at this Annual Meeting.

SHAREHOLDERS ARE URGED TO READ AND CAREFULLY CONSIDER THE INFORMATION PRESENTED
IN THIS PROXY STATEMENT, AND SHAREHOLDERS ARE URGED TO COMPLETE, DATE, SIGN AND
PROMPTLY RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING PREPAID ENVELOPE.

ELECTION OF DIRECTORS

Five directors are to be elected at the Annual Meeting, to hold office for one year until the next annual meeting of shareholders, and until their successors are elected and qualified. It is intended that the accompanying proxy will be voted in favour of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of
Directors to fill any such vacancy.

NOMINEES

Name                    Age

Kenneth Legere          54
J. Wayne Weber          42
Sean P. Flanigan        35
Robert W. Crosbie       71
Joseph Storer           49

KENNETH R. LEGERE: Mr. Legere is the President, Chief Executive Officer and
Chairman of the Board, positions he has held since co-founding the Company in
1999.  Mr. Legere serves as the primary executive officer of the Company, performing and overseeing all daily executive tasks.

J. WAYNE WEBER:  Mr. Weber is the Vice President, Chief Financial Officer and
Treasurer of the Company, positions he has held since co-founding the Company in
1999.  Mr. Weber serves as the primary financial officer of the Company performing and overseeing all daily financial tasks.  Mr. Weber holds an undergraduate degree in Business Administration from the University of Ottawa,
Canada and is a member of the Canadian Institute of Chartered Accountants,
Institute of Chartered Accountants of Ontario, Public Accountants Council of
the Province of Ontario and the Association of Certified Fraud Examiners.  Prior
to joining Island Critical Care Corp., Mr. Weber was a partner in the accounting firm of Raymond Chabot Grant Thornton.

SEAN P. FLANIGAN:  Mr. Flanigan is the Vice President, Chief Operating Officer
and Secretary of the Company, having held these positions since co-founding the
Company in 1999.  Mr. Flanigan serves as the primary operating officer of the
Company performing and overseeing all daily operating tasks.  Mr. Flanigan maintains responsibility for regulatory compliance of the Company and its product. Mr. Flanigan holds an undergraduate degree in Political Science and
Economics from Carlton University in Ottawa, Canada and a post-graduate degree in Law from the University of Ottawa, Canada and is a member of the Law Society of Upper Canada.  Prior to joining Island Critical Care Corp., Mr. Flanigan was a partner in the law firm of Tavel and Flanigan.

ROBERT CROSBIE:  Mr. Crosbie is proposed as a Director of the Company for the first time in 2001.  Presently retired, Mr. Crosbie spent many years in the investment banking industry in Toronto, New York and London during which time he was Executive Director of a major Canadian Investment firm.  During his professional career Mr. Crosbie also served as a Governor of the Securities
Industry Association.

JOSEPH STORER:  Mr. Storer is proposed as a Director of the Company for the first time in 2001.  Presently, Mr. Storer is the General Manager, Latin America
Sales for Adaclabs,Milpitas, CA, Nuclear Medicine Division, of Phillips Medical
Systems.  Mr. Storer has an extensive background dating back to 1977 in the sale of medical devices, including pulse oximeters, into new markets and the expansion of those markets.  Mr. Storer is a resident of the State of Florida and is fluent in English, Spanish and Portugese.

INFORMATION REGARDING THE BOARD

The Company's Board of Directors (the "Board") has no Committees. The Board met
two times during this fiscal year and as issues were raised signed written consents to action without meeting. All directors attended 75% or more of the aggregate number of Board meetings. The current Board includes Kenneth Legere,
Wayne Weber and Sean Flanigan.   On June 21, 2001 the Board voted to enlarge its
membership to five and at the same time set the record date for the 2001
Annual General Meeting as June 25, 2001.

The directors are not currently paid for acting as members of the board.

The following table provides information on the annual compensation received by the Executive Officers and Directors of the Company in 2001:

                            Annual Compensation Table

                    Annual Compensation          Long-term Compensation
                    -------------------          ----------------------
                                                     Other     Re-                             All
                                                     Annual    stricted                        other
                                                     Compen-   Stock     Options   LTIP        Compen-
Name        Title       Year    Salary     Bonus     sation    Awarded   /SARs     Payouts($)  sation
----        -----       ----    --------   -----     -------   -------  -------   ----------   -------
Ken         President   2001    $99,850     $ 0     $4,992(1)     0      15,000      0           0
Legere      CEO
            Chairman
            Director

Wayne       VP          2001    $76,710     $ 0     $4,992(1)     0      13,000      0           0
Weber       CFO
            Treasurer
            Director

Sean        VP,COO      2001    $82,430     $ 0     $4,576(1)     0      14,000      0           0
Flanigan
            Secretary
            Director

------------------------------------------------------------------------------------------------------
(1) Motor vehicle allowance.

Options

In 2001, Island Critical Care Corp. granted 15,000 options to Kenneth Legere,
14,000 to Sean P. Flanigan, and 13,000 to Wayne Weber.  The options allow the holders to purchase common shares of Island Critical Care Corp. for $0.17 per share.

                              THE BOARD RECOMMENDS
                     A VOTE IN FAVOR OF THE NAMED NOMINEES.

MARKET PRICES AND DIVIDEND INFORMATION

The Common Stock of the Company is traded on the NASDAQ OTC Bulletin Board under the trading symbol "ILCC".  As of the record date for voting, the stock had been approved by the NASD for trading but had not yet commenced trading.

The Company has not previously declared or paid any dividends on its common stock and does not anticipate declaring any dividends in the foreseeable future.

SELECTED FINANCIAL INFORMATION CONCERNING THE COMPANY

The selected summary financial data presented below for each of the last fiscal years ended March 31 have been derived from the Company's historical financial statements.  This data should be read in conjunction with the financial statements and notes thereto of the Company included in the Annual Report on
Form 10-KSB, filed June 1, 2001 for the fiscal year ended March 31, 2001, which is incorporated by reference into this Proxy Statement.

In Thousands (except per share amounts):

                                2001        2000
                                ----        ----

Total Revenue                     0           0

Operating Income (loss)       (1178)       (383)
Income (loss) before
Income Tax Expense            (1162)       (384)

Net Income (loss)             (1162)       (384)

Income (loss) per share      $(0.07)     $(0.02)

Total assets                    869         315

Current portion of notes
Payable and L/T debt             46           0

Notes payable and L/T debt.
Less Current portion            238           0

Total Shareholder
Equity (deficit)               (699)        279

Dividends declared and            0           0
Paid

                                        9

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of the date of this report, relating to the beneficial ownership of our common stock by those persons known to us to beneficially own more than 5% of our capital stock, by each of our directors, proposed directors and executive officers, and by all of our directors, proposed directors and executive officers as a group. The address of each person is care of the Company.

Name of Beneficial Owner(1)              Number of         Percent of
or Director                             Shares of Class     Class

Kenneth R. Legere  (2)                    6,164,398         34.06%

Pfenning Investment Corporation (3)       2,300,000         12.71%

Celticash Ltd.(4)                         1,590,000          8.78%

Sean P. Flanigan (4)                          1,000            - %

Elgin Investments Ltd. (5)                1,523,880          8.42%

Finlay Investment Consulting (5)            905,500          5.00%

Ship Island Investments (5)               1,542,063          8.52%

            1.  As used in this table, "beneficial ownership" means the sole or shared power to vote, or to direct the voting of, a security, or the sole or share investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have "beneficial ownership"
of any security that such person has the right to acquire within 60 days after such date.

            2.  Kenneth R. Legere is the President, Chief Executive Officer and
Chairman of the Board of Directors of Island Critical Care Corp.

            3.  Pfenning Investment Corporation is controlled by Mr. Wayne
Weber, Vice President, Chief Financial Officer and Treasurer of Island Critical
Care Corp.

            4.  Celticash Ltd. is controlled by Mr. Sean Flanigan, Vice
President, Chief Operating Officer, and Secretary of Island Critical Care Corp.

            5.  Elgin Investments Ltd., Ship Island Investments and Finlay
Investment Consulting are third party investors.

                                       10

ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

Upon appointment by the Board, Rotenberg & Company, LLP, independent public accountants, audited and reported on the financial statements of the Company for the fiscal year ended March 31, 2001.  Such financial statements can be found in the Company's 10KSB filed on June 1, 2001 and are incorporated by reference in this Proxy Statement.  Representatives of Rotenberg & Company, LLP are expected to be present at the Annual Meeting.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The following documents, filed by the Company with the Commission, are incorporated herein by reference:

        (i)    The Company's Annual Report filed on Form 10-KSB filed with the
               Commission on June 1, 2001 for the fiscal year ended March 31,
               2001;
        (ii)   The Company's Quarterly Report filed on Form 10-QSB on February
               14, 2001;
        (iii)  The Company's Amended Registration Statement for Small Business
               Issuers filed on Form SB2/A on January 12, 2001; and,
        (iv)   The Company's Report on Unscheduled Material Events reported on
               Form 8K on February 15, 2001.

                                 ANNUAL MEETING

The 2001 Annual Meeting of Shareholders of the Company will be held on August 3,
2001 at 10:00 a.m. Atlantic Standard Time, at 9 Myrtle Street, Stratford, PE,
Canada, C1B 1P4.

                                  OTHER MATTERS

The Board, as of June 25, 2001 was not aware of any matters to be presented for action at the Annual Meeting other than the election of directors, approval of the audited financial statements for the year ended March 31, 2001 and the re-
appointment of Rotenberg & Company, LLP as the Company's auditors, and do not intend to bring any other matters before the Annual Meeting. If any other matters properly come before the meeting, however, or any adjournment thereof, the person or persons voting the proxies will vote in accordance with their best judgment.

A copy of the Company's 2001 Annual Report on Form 10-KSB, incorporating the
Company's audited financial statements for the year ended March 31, 2001, as required to be filed with the Commission will be provided upon written request without charge to any shareholder whose proxy is being solicited by the Board.
The written request should be directed to the Secretary of the Company, 9 Myrtle
Street, Stratford, PE, Canada, C1B 1P4.

By Order of the Board of Directors
of Island Critical Care Corp.

/s/ Kenneth R. Legere
-------------------------------
    KENNETH R. LEGERE
    President and Chief Executive Officer

                                       11

                           ISLAND CRITICAL CARE CORP.
                                      PROXY

FOR ANNUAL MEETING OF THE SHAREHOLDERS OF ISLAND CRITICAL CARE CORP. THIS PROXY
IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Sean Flanigan with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the
Annual Meeting of the Company to be held at 9 Myrtle Street, Stratford, PE,
Canada, C1B 1P4, on August 3, 2001 at 10:00 a.m. Atlantic Standard Time, and at
any adjournments thereof.

Please mark your votes as indicated   [X]

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED
FOR PROPOSALS 1,2,3 and 4.

1. Election of directors: Kenneth Legere, Wayne Weber, Sean Flanigan, Robert
Crosbie and Joseph Storer.

                FOR Election              NOT FOR Election
                of directors                of directors
                   [-]                           [-]

    Except vote withheld from following nominee(s) listed above.

          ------------------------       ------------------------

2. Appointment of Auditors.

       FOR Rotenberg & Company, LLP     NOT FOR Rotenberg & Company, LLP
                    [_]                          [_]
3. Approval of the March 31, 2001 audited financial statements of the Company.

                FOR Approval              NOT FOR Approval
                    [_]                          [_]

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

Signature(s)                Dated:             , 2001